EXHIBIT 99.4


       CONFIDENTIALITY, NON-DISCLOSURE AND RESTRICTIVE COVENANT AGREEMENT

     This Confidentiality, Non-Disclosure and Restrictive Covenant Agreement, dated as of this 30th day of August, 2005 (this "Agreement"), by and among (i) Hittite Microwave Corporation, a Delaware corporation ("Hittite"), (ii) HMC Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Hittite, ("Buyer" and, together with Hittite, the "Buyer Parties"), (iii) Simtek Corporation, a Colorado corporation ("Simtek") and (iv) Q-Dot, Inc., an Illinois corporation and a wholly-owned subsidiary of Simtek, (the "Company" and, together with Simtek, the "Seller Parties").

     WHEREAS, pursuant to an Asset Purchase Agreement dated as of the date hereof by and among the Buyer Parties and the Seller Parties, the Buyer Parties have agreed, subject to the terms and conditions set forth therein, to acquire substantially all the assets of the Company (the "Acquisition");

     WHEREAS, in partial consideration of the payment of the Purchase Price (as defined at Section 1.7 of the Asset Purchase Agreement) of the Acquisition and in accordance with Sections 4.4 and 6.9 of the Asset Purchase Agreement, Seller Parties agree to enter into this Agreement;

     WHEREAS, the Seller Parties acknowledge that the covenants of the Seller Parties set forth in this Agreement are an essential element of the Acquisition and that, but for this Agreement, Buyer Parties would not have entered into the Asset Purchase Agreement; and

     WHEREAS, the Seller Parties possess substantial and intimate knowledge of the business and affairs of the Company and its policies, methods, personnel and operations;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

     1. Non-Competition. For a period of four years from the date of this Agreement (the "Restricted Period"), Seller Parties shall not, directly or indirectly, engage in The Company's Business (as hereinafter defined) or, without the prior written consent of Buyer Parties, directly or indirectly, own an interest in, manage, operate, join, control, lend money or render financial or other assistance to or participate in, as a partner, stockholder, consultant or otherwise, any Person that competes with The Company's Business as it is conducted as of the Closing Date. For purposes of this Agreement, the term the "The Company's Business" shall mean any business anywhere in the world that provides products or services of the kind provided by the Business (as defined in the Recitals of the Asset Purchase Agreement) as of the Closing Date. Notwithstanding the foregoing, for the purposes of this Section 1, ownership of securities having no more than one percent (1%) of the outstanding voting power of any competitor which are listed on any national securities exchange, automated securities exchange (including Nasdaq) or traded actively in the national over-the-counter market (in each case including any foreign equivalent) shall not be deemed to be in violation of this Agreement.

     2. Confidentiality. During the Restricted Period and at all times thereafter, Seller Parties will keep and hold all Confidential Information (as hereinafter defined) in strict confidence, and will not use or disclose in any way any of such Confidential Information without the prior express written consent of the Buyer Parties. For the purposes of this Agreement, the term "Confidential Information" shall mean all trade secrets and confidential or proprietary information (and any tangible representation thereof) owned, possessed or used in connection with The Company Business or by the Buyer Parties and its Affiliates; provided, however, that "Confidential Information" does not include information which is or becomes generally available to the public other than as a result of a disclosure by a Seller Party..

     3. Non-Solicitation. During the Restricted Period, Seller Parties agree that they will not in any way, directly or indirectly, for the purpose of conducting or engaging in any business that competes with The Company Business, call upon, solicit, advise or otherwise do, or attempt to do, business with any customers of the Company engaged prior to the Closing Date (provided that Simtek shall have the right to do business with any of its current or former customers), or interfere with or attempt to interfere with any officers, employees or consultants of the Buyer Parties, induce or attempt to induce any of them to leave the employ of the Buyer Parties or violate the terms of their Contracts, or any employment arrangements, with Buyer Parties, or, without the prior written consent of Buyer Parties, directly or indirectly, solicit to hire, hire or employ, whether as an employee, director, contractor, consultant or otherwise any officers, employees or consultants of the Buyer Parties, unless such Person's employment is terminated by the Seller Parties or its Affiliate; provided, however, that this Section 3 shall not prohibit general solicitations of or advertisements for employment by the Seller Parties that are not generally directed at any officers, employees, representatives or agents of the Buyer Parties, so long as the Seller Parties do not hire any such Person who responds to any such general solicitation or advertisement.

     4. Certain Definitions. For purposes of this Agreement, (a) the term "Person" shall mean an individual, a corporation, an association, a partnership, an estate, a trust and any other entity or organization, (b) the term "Affiliate" shall mean with respect to any Person, any Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person, and (c) the term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     5. Extension of Restricted Period. The Restricted Period shall be extended by the length of any period during which the Seller Parties are in breach of the terms of this Agreement.

     6. Amendments and Supplements. This Agreement may not be amended, modified or supplemented by the parties hereto in any manner, except by an instrument in writing signed by the Seller Parties and the Buyer Parties.


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     7. No Waiver. The terms and conditions of this Agreement may be waived only by a written instrument signed by the party waiving compliance. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of such party thereafter to enforce each and every such provision. No waiver of any breach of or non-compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non-compliance. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

     8. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware, without regard to its principles of conflicts of laws.

     9. Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered by hand, sent by facsimile transmission with confirmation of receipt, sent via a reputable overnight courier service with confirmation of receipt requested, or mailed by registered or certified mail (postage prepaid and return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice), and shall be deemed given on the date on which delivered by hand or otherwise on the date of receipt as confirmed:

If to Buyer or Hittite:
----------------------

                          Hittite Microwave Corporation
                          20 Alpha Road
                          Chelmsford, MA 01824
                          Attention:  William W. Boecke, Chief Financial Officer
                          Facsimile:  (978) 250-3373


with a copy to:
--------------

                          Foley Hoag LLP
                          World Trade Center West
                          155 Seaport Boulevard
                          Boston, MA 02210
                          Attn: Robert W. Sweet, Jr., Esq.
                          Facsimile:  (617) 832-7000




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If to the Company or Simtek:
---------------------------

                          Simtek Corporation
                          4250 Buckingham Drive
                          Suite 100
                          Colorado Springs, CO  80907
                          Attention:  Harold Blomquist, President & CEO
                          Facsimile:  (719) 531-9481

with a copy to:
--------------

                          Holme Roberts & Owen LLP
                          1700 Lincoln Street, Suite 4100
                          Denver, Colorado 80203
                          Facsimile:  (303) 866-0200

     10. Construction of Agreement. A reference to a Section shall mean a
Section in this Agreement unless otherwise expressly stated. The titles and headings herein are for reference purposes only and shall not in any manner limit the construction of this Agreement which shall be considered as a whole. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation."

     11. Entire Agreement, Assignability, etc. This Agreement and the Asset Purchase Agreement and the documents and other agreements among the parties hereto and thereto as contemplated by or referred to herein or therein constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder, except as otherwise expressly provided herein and shall not be assignable by operation of law or otherwise.

     12. Validity. The Seller Parties have independently consulted with their counsel and after such consultation agree that the covenants set forth in this Agreement are reasonable and proper. In the event that any provision of this Agreement shall be determined to be unenforceable by reason of its extension for too great a period of time or over too large a geographic area or over too great a range of activities, it shall be interpreted to extend only over the maximum period of time, geographic area or range of activities as to which it may be enforceable. If, after application of the preceding sentence, any provision of this Agreement shall be determined to be invalid, illegal or otherwise unenforceable by a court of competent jurisdiction, the validity, legality and enforceability of the other provisions of this Agreement shall not be affected thereby. Except as otherwise provided in this Section 12, any invalid, illegal or unenforceable provision of this Agreement shall be severable, and after any such severance, all other provisions hereof shall remain in full force and effect.








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     13. Remedies. Seller Parties recognize that money damages alone would not adequately compensate Buyer Parties and its Affiliates in the event of breach by Seller Parties of this Agreement, and Seller Parties therefore agree that, in addition to all other remedies available to Buyer Parties and its Affiliates, at law, in equity or otherwise, Buyer Parties and its Affiliates shall be entitled to injunctive relief for the enforcement hereof. All rights and remedies hereunder are cumulative and are in addition to and not exclusive of any other rights and remedies available, at law, in equity, by agreement or otherwise.

     14. Counterparts. This Agreement may be executed in one or more counterparts, all of which together shall constitute one and the same Agreement.

                                    * * * * *


































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     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as an agreement under seal as of the date first written above.

                                       Simtek Corporation

                                       By:  /s/Harold A. Blomquist
                                            ------------------------------------
                                       Name:    Harold A. Blomquist
                                       Title:   President & CEO


                                       Q-Dot, Inc.

                                       By:  /s/Thomas E. Linnenbrink
                                            ------------------------------
                                       Name:    Thomas E. Linnenbrink
                                       Title:   President


                                       Hittite Microwave Corporation

                                       By:  /s/Stephen G. Daly
                                            ------------------------------------
                                       Name:    Stephen G. Daly
                                       Title:   President & CEO


                                       HMC Acquisition Corporation

                                       By:  /s/Stephen G. Daly
                                            ------------------------------------
                                       Name:    Stephen G. Daly
                                       Title:   President & CEO








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